Exhibit 10.16.1


                       Hosokawa Micron International Inc.
                             Officer's Certificate


      The undersigned hereby certifies that Exhibit 10.16 is a fair and accurate English translation of the German document to which it corresponds.



Date:  May 27, 1998                        /s/ Simon H. Baker
                                           -----------------------------------
                                           Simon H. Baker
                                           Vice President Taxes, Secretary, and
                                           General Counsel